SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                             Vectren Corporation
(Exact name of registrant as specified in its charter)


                 Indiana                   35-2086905
        (State of incorporation)(I.R.S. Employer Identification No.)

          20 N.W Fourth Street
            Evansville, Indiana              47741
           (Address of principal           (Zip Code)
           executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:


            Title of each class   Name of each exchange on which
            to be so registered   each class is to be registered

        Common Shares, no par value  New York Stock Exchange


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. X

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X

Securities Act registration statement file number to which this form relates:

     333-90763      (if applicable)
____________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                                   None
                             (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered

The information set forth under the caption "Description of Vectren's Capital Shares" in the Registrant's Registration
Statement on Form S-4 (Reg. No. 333-90763) filed with the
Securities and Exchange Commission on November 12, 1999 is incorporated herein by reference.

Item 2.        Exhibits

1. Articles of Incorporation of Vectren Corporation
(incorporated by reference to Exhibit 3(a) to the registrant's
Registration Statement on Form S-4 (registration statement number
333-90763).

2. Bylaws of Vectren Corporation (incorporated by reference to
Exhibit 3(b) to the registrant's Registration Statement on Form S-4 (registration statement number 333-90763).


                           SIGNATURE

Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


VECTREN CORPORATION.

Date:  November 16, 1999


                              By:  /s/  Niel C. Ellerbrook

                                   Niel C. Ellerbrook
                                   President and Chief Executive
                                   Officer